UNITED STATES

                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                             ----------------------------------



                                          FORM 8-K

                                       CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF
                            THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): May 9, 2005



                                   REHABCARE GROUP, INC.
                   (Exact name of registrant as specified in its charter)


   Delaware                      0-19294                  51-0265872
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of                   Number)               Identification
 incorporation) Number)



          7733 Forsyth Boulevard
               23rd Floor
           St. Louis, Missouri 63105 (Address of principal executive offices) (Zip Code)



             Registrant's telephone number, including area code: (314) 863-7422


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     Beginning on May 9, 2005, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future. The full slide presentation is available in the For Our Investors section on our website at www.rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the For Our Investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, RehabCare's ability to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's businesses; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future financial results of InteliStaf Holdings, Inc., and RehabCare's other unconsolidated affiliates, and the effect of those results on the financial condition and results of operations of RehabCare; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability to attract and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2005

                                       REHABCARE GROUP, INC.



                            By:  /s/   Vincent L. Germanese
                               ----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                       EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning May 9, 2005

                                                                      Exhibit 99


                                      [pic]

                RehabCare(SM) delivering the post-acute continuum


                                1st Quarter 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum


SAFE HARBOR

FORWARD-LOOKING STATEMENTS HAVE BEEN PROVIDED PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE REHABCARE'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO, REHABCARE'S ABILITY TO INTEGRATE ACQUISITIONS AND TO IMPLEMENT CLIENT PARTNERING RELATIONSHIPS WITHIN THE EXPECTED TIMEFRAMES AND TO ACHIEVE THE REVENUE AND EARNINGS LEVELS FROM SUCH ACQUISITIONS AND RELATIONSHIPS AT OR ABOVE THE LEVELS PROJECTED; CHANGES IN AND COMPLIANCE WITH GOVERNMENTAL
REIMBURSEMENT RATES AND OTHER REGULATIONS OR POLICIES AFFECTING REHABCARE'S BUSINESSES; REHABCARE'S ABILITY TO ATTRACT NEW CLIENT RELATIONSHIPS OR TO RETAIN AND GROW EXISTING CLIENT RELATIONSHIPS THROUGH EXPANSION OF OUR HOSPITAL REHABILITATION AND CONTRACT THERAPY SERVICE OFFERINGS AND THE DEVELOPMENT OF ALTERNATIVE PRODUCT OFFERINGS; THE FUTURE FINANCIAL RESULTS OF INTELISTAF HOLDINGS, INC., AND REHABCARE'S OTHER UNCONSOLIDATED AFFILIATES, AND THE EFFECT OF THOSE RESULTS ON THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF REHABCARE; THE ADEQUACY AND EFFECTIVENESS OF REHABCARE'S OPERATING AND ADMINISTRATIVE SYSTEMS; REHABCARE'S ABILITY TO ATTRACT AND THE ADDITIONAL COSTS OF ATTRACTING ADMINISTRATIVE, OPERATIONAL AND PROFESSIONAL EMPLOYEES; SIGNIFICANT INCREASES IN HEALTH, WORKERS' COMPENSATION AND PROFESSIONAL AND GENERAL LIABILITY COSTS; LITIGATION RISKS OF REHABCARE'S PAST AND FUTURE BUSINESS, INCLUDING REHABCARE'S ABILITY TO PREDICT THE ULTIMATE COSTS AND LIABILITIES OR THE DISRUPTION OF ITS OPERATIONS; COMPETITIVE AND REGULATORY EFFECTS ON PRICING AND MARGINS; AND GENERAL AND ECONOMIC CONDITIONS, INCLUDING EFFORTS BY GOVERNMENTAL REIMBURSEMENT PROGRAMS, INSURERS, HEALTHCARE PROVIDERS AND OTHERS TO CONTAIN HEALTHCARE COSTS.

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE

RehabCare, in partnership with hospitals and nursing homes, provides post acute program management, medical direction, physical rehabilitation, quality assurance, specialty programs and marketing for the following programs:

o    Hospital-Based Rehabilitation Programs
           o     115 Acute Rehabilitation Units (ARUs)
           o     26 Subacute/Transitional Care Units (TCUs)
           o     41 Outpatient Rehabilitation Programs (OP)
o    Skilled Nursing Facility-Based Rehabilitation Programs
           o     716 Programs

                                  RehabCare(SM)
                      delivering the post-acute continuum

                                (Graphic omitted)

RHB REVENUES 1Q/05
Total Revenue                             $102.4 million
Skilled Nursing Facility-Based
   Rehabilitation Programs
   (Contract Therapy Division)            $52.5M   51%
Hospital-Based Rehabilitation Programs
   (HRS Division)                         $47.8M   47%

Healthcare Consulting                     $ 2.1M*   2%

* Third party revenue only

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE

     o    The  post-acute  physical   rehabilitation   industry  provides  large
          opportunities for new RehabCare clients
          o  5,000 Hospitals
             o  2,000 meet our ARU screens
             o  115 ARU programs (5.8% of potential)
          o  15,000 Skilled Nursing Facilities
             o  5,000 meet our SNF screens
             o  Currently 716 programs (14.3% of potential)
     o    Competitors include:
              -   Self-operation          -    RehabWorks
              -   HealthSouth             -    Aegis
              -   Select Medical Corp     -    Regional providers

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE SERVICES

RehabCare's 8,500 clinicians provide physical, occupational and speech therapy at programs across the country.

                                           [map]

                                  900 locations nationwide
                           37 states and the District of Columbia

                                  RehabCare(SM)
                      delivering the post-acute continuum

BUSINESS PROFILE
REHABCARE PATIENTS

   o    RehabCare treats approximately 14,000 patients each day
   o 54,000 inpatient discharges, 1.1 million outpatient visits and 3.6 million SNF patient encounters each year
   o    Typical diagnoses include:
        o  Stroke
        o  Neurological disorders
        o  Orthopedic conditions
        o  Musculoskeletal conditions
   o Payer sources for our patients are 76% Medicare, 6% Medicaid, 18% managed care and other
   o 99% of RehabCare billings are to hospitals and skilled nursing facilities
                                                                           [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
TRADITIONAL SILO DELIVERY CONCEPT

Providers tend to focus on sites of service rather than continuum of care. Patients are treated at the sites in an uncoordinated manner. Therapy is the common link between each of these silos.


                                 [graph omitted]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE'S PATIENT-FOCUSED APPROACH

     RehabCare's patient-focused approach builds integrated continuums of care, rather than service silos, in markets that offer sufficient demand and appropriate therapy resources for these services

                                 [graph omitted]

                     Acute             Skilled             Outpatient
                  Rehabilitation       Nursing           Rehabilitation
                     Units            Facilities            Programs

    Hospital
 Medical/Surgical
                                   CARE MANAGEMENT
     Acute
   Therapies
                  Transitional         Long Term               Home
                     Care              Acute Care             Health
                     Units             Hospitals*           Programs


                       *RehabCare partners with providers of LTACH care

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?

o     Target Market Strategy
o     Acquisitions
o     Joint Ownership Arrangements
o     Hospital-Based Rehabilitation Stabilization/Growth Strategy (HRS)
o     SNF-Based Rehabilitation Profitability/Growth (CT)
o     Clinical Research and Development
o     Information Technology and Management
o     Access to Capital

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
TARGET MARKET STRATEGY

RehabCare   has   developed   joint   venture  and  other   relationships   with
market-leading health delivery partners
     o    Provides access to referral networks and market share
     o Develops long-term relationships: deploys capital, provides joint ownership and program management
     o    Adds key components to continuums of care
     o    Delivers RehabCare resources more efficiently


                   [pic]                             [pic]
               Kokomo, IN                       Brownsville, TX
            Population 301,000               Population 1.0 million


        [pic]                     [pic]                   [pic]
     Norfolk, VA             Philadelphia, PA         St. Louis, MO
Population 1.6 million   Population 5.1 million   Population 2.6 million

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
NORFOLK TARGET MARKET EXPERIENCE


We believe first quarter results in the Norfolk target market show traction of our target market strategy
     o    95% annualized staff retention versus 85%company-wide average
     o Almost one-third of our clinical staff worked in multiple practice settings
     o More than 1000 patients (20%) were treated in multiple RehabCare venues

        [pic]                  Acute Rehab Unit Locations - 2
     Norfolk, VA               Outpatient Locations - 12
Population 1.6 million         Contract Therapy Locations - 3
                               Home Health - 3

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
ACQUISITIONS

   RehabCare's acquisition strategy supports our target market strategy

   o Revenue size approximately $10-$25 million
   o EBITDA multiple 4-6 times
   o Continuing management
   o 2004 acquisitions added $45 million in annualized operating revenues, with more in the pipeline
   o Strong balance sheet enables aggressive acquisition strategy


CPR REHAB            PHASE 2 CONSULTING      VitalCare    Cornerstone
THERAPY                A Division of          AMERICA    Rehabilitation
A Part of RehabCare      RehabCare          A RehabCare
                                              Company
                                                                              12

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
JOINT VENTURE ARRANGEMENTS

        o   Valley Baptist Health System
                 o  50% of local hospital market share
                 o Integrated 1 acute rehab unit, 2 outpatient, 1 skilled nursing facility and 1 home health
                 o  Signed 2 new skilled nursing facilities to open June 1
        o   Howard Regional Health System
                 o  57% of local hospital market share
                 o Integrated 1 acute rehab unit, 1 outpatient and 3 skilled nursing facilities
        o   9 non-binding joint venture letters of intent
                                                                           [pic]


Valley Baptist        Howard
Health System         Regional Health System

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
HOSPITAL-BASED REHABILITATION PROGRAMS
STABILIZATION & GROWTH STRATEGY

     RehabCare has successfully stabilized the loss of hospital-based programs experienced in 2003 and 2004

                                             Q1/04          Q1/05
        ARU Programs                          111             115
        Net change in programs during
        quarter, excluding acquisitions       - 2             + 1
        Signings                                5              12
        Backlog                                11              16


        o  This growth strategy will be accomplished through continued focus on
              o Retaining business
                 o  Longer-term relationships using capital
                 o  Integrate delivery sites electronically
              o  New business
                 o  More flexible business relationships
                 o  Deploy capital
              o  Cope with frequent regulatory changes


                               Number of Programs
                                     [graph]

'96      '97     '98      '99     '00      '01     '02      '03     '04    Q1/05
121      135     167      179     201      190     187      166     181     182

                               Revenue (Millions)
                                     [graph]

'96      '97     '98      '99     '00      '01     '02      '03     '04
91.6    106.8   128.1    147.2   162.3    173.0   179.7     185.9   190.7

                                Operating Margin
                                     [graph]

Q2/03    Q3/03    Q4/03    Q1/04    Q2/04    Q3/04    Q4/04    Q1/05
17.2%    18.6%    21.1%    18.7%    16.6%    17.2%    16.8%    14.0%

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
SKILLED NURSING FACILITY-BASED REHABILITATION
PROGRAMS PROFITABILITY/GROWTH

RehabCare continues to experience solid growth in the contract therapy business

        o Total CT programs: 716 (Q1/05) vs. 564 (Q1/04)
        o Client initiated turnover less than 1.1%
        o Improving SG&A leverage
        o Solid same store revenue growth of 6% (Q1/05)
        o Net increase of 26 new programs (Q1/05)


                               NUMBER OF PROGRAMS
                                     [graph]


'96     '97    '98     '99    '00     '01    '02     '03    '04    Q1/05
  0      44     67      112    195     305    412     468    690    716

                               REVENUE (MILLIONS)
                                     [graph]

'96     '97    '98     '99    '00     '01     '02     '03     '04
  0     8.4    13.9    14.1   30.0    64.7    105.3   130.8   171.3


                                OPERATING MARGIN
                                     [graph]

      Q2/03    Q3/03   Q4/03    Q1/04    Q2/04   Q3/04    Q4/04   Q1/05
       5.5%     2.7%    4.1%     6.0%     4.8%    5.4%     7.5%    4.6%

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
CLINICAL RESEARCH & DEVELOPMENT

   RehabCare must ensure its 8,500 clinicians provide the highest quality therapy to 14,000 patients daily

           o    Partner with academic medical centers
           o Improve physical rehabilitation outcomes through research - 815,000 patient records
           o Undertaking research to develop clinical decision-making for 75% rule
           o Developed CORE program to provide high-quality care in SNFs for displaced 75% rule orthopedic patients
           o    Create systems to integrate the continuum of care
           o    CareNexus - our proprietary care management service
[pic]

Brain Injury Program    LifeSpine             CORE           CareNexus
 Empowering Lives,    Spine Care for       Centers for      connecting
 Independence for       a Lifetime         Orthopedic      the continuum
    the Future                           Rehabilitation
                                           Excellence
                                                                              16

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
INFORMATION TECHNOLOGY & MANAGEMENT

   To support continuum of care, RehabCare has developed a single-technology platform

   o  RehabCare's PDA-based clinical system
          o  Patient-centric view, episodic data capture by clinical setting
          o Care management system, with total plan of care discharge planning and management tool
   o  Clinical and financial outcomes management tools
          o  Manage staff and patients across continuum
   o Wireless connectivity will allow 2-way real time communication at point of service
          o  Clinical pathways decision support
          o  Patient protocols
          o  Real time expertise available: clinical, technical, operational
[pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
ACCESS TO CAPITAL

   o  $42 million in cash at 3/31/05
   o  $6.9 million in subordinated debt related to acquisitions
   o  $90 million new credit facility; expandable to $125 million

                                  RehabCare(SM)
                      delivering the post-acute continuum



CHALLENGES
SHORTAGE OF THERAPISTS

   Recruiting and retaining therapists are key to our success
           o 85% annualized retention rate for full-time and part-time clinicians
           o   2,663 new hires in 2004 o 687 therapist openings
           o Filling these openings with contract labor or overtime is driving up labor costs and depressing margins
           o New recruitment and retention strategies in place, additional strategies will launch in May
                  o   Campus relations program
                  o   Flexible and innovative compensation plans
                  o   Employee referral program
                  o   Internet advertising and e-mail campaigns
                  o   New employee orientation program
                  o   Targeted supervisory training
                  o   On-line learning and development opportunities

                      [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
ACUTE REHAB REGULATORY IMPACT

  O   75 PERCENT RULE DEFINITION
           o  Effective July 1, 2004 - 3 year transition
              (50%, 60%, 65%, 75%)
           o Estimated impact 3-5% of acute rehab revenue included in 2005 guidance
           o  Coping with fiscal intermediary transmittals #347 and #478
           o  GAO report issued April 2005
  O   MITIGATION STRATEGIES
           o Clinical education and training to enhance quality care to more medically complex patients
           o  Develop new referral sources and modify hospital clinical programs
           o Continuum of care model will facilitate movement of patients to appropriate care settings
  O   RESULTS
           o All but two units are in compliance with the 50% transition phase. Those two will be in compliance by the end of their cost reporting periods
           o 43, or 37% of all of our acute rehab units will enter the 60% compliance transition beginning July 1, 2005. Of the 43, 17 units already meet the 60% transition and the remaining 26 are averaging 55%, so we are confident we will meet this year's challenge

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
CONTRACT THERAPY REGULATORY IMPACT

o  THE 75 PERCENT RULE AND PART A/PART B
      o Patients typically seen in ARUs are now being seen in SNFs as Part A patients
      o  Part A patients generate lower operating margins
      o The sudden, rapid growth of Part A patients has increased our gross revenue, but unfortunately resulted in significantly higher labor demands and costs
      o Staff capacity issues are being addressed through improving productivity and utilization efforts
o  PART B THERAPY CAPS (SKILLED NURSING FACILITY-BASED REHABILITATION)
      o  GAO report due this year, outcome unknown

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
INTELISTAF HOLDINGS


 StarMed, our former staffing division, sold to InteliStaf on 2/2/04 in exchange for 25% of combined equity

o    Anticipate healthcare staffing cycle to improve within 2 to 3 years
     o Partner is in a strong position when the industry does return to growth phase
o    InteliStaf has strong industry differentiators
     o    One-stop shop
     o    Partnership model
o $400,000 loss in Q1/05 due to debt and operational restructuring - which was expected



                                 InteliStaf
                                 HEALTHCARE

                                  RehabCare(SM)
                      delivering the post-acute continuum

QUARTERLY UPDATE


-----------------------------------------------------------------------
     GAAP              Q1/04     Q2/04      Q3/04     Q4/04      Q1/05
-----------------------------------------------------------------------
REVENUE
(MILLIONS)           $ 104.5*   $ 90.9    $  93.3    $ 95.1    $ 102.4
-----------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)           $   9.5    $ 10.2    $  10.7    $ 11.4    $   9.0
-----------------------------------------------------------------------
EPS                  $   0.31   $  0.34   $   0.36   $  0.37   $   0.29
-----------------------------------------------------------------------

* Includes $16.7 million of staffing revenues

                                                                              23

                                  RehabCare(SM)
                      delivering the post-acute continuum

QUARTERLY UPDATE

$2.4 million sequential decline in operating earnings in Q1/05 versus Q4/04 due to:
o   Impact of 75% Rule on acute rehab unit census and discharges
o   Part A/Part B therapy revenue mix in SNF units
o   Increased labor costs and overtime
o   Investments in future revenue opportunities
    o   Target market infrastructure
    o   Business development of joint ventures
    o   CareNexus, proprietary care management product

                                  RehabCare(SM)
                      delivering the post-acute continuum


ANNUAL TREND

                                     REVENUE (Millions)
                           2005 revenue guidance is $418 to $438
                                          [graph]

                           '01      '02      '03        '04       '05*
         SNF-BRS           $64.7    $105.3   $130.8     $171.3
         H-BRS             $173.3   $179.7   $185.9     $190.7
         Consulting          -         -        -       $  5.1
         Range                                                   $418-438



                                            EPS
                            2005 EPS guidance is $1.58 to $1.73
                                           [graph]


                           '01      '02      '03        '04       '05*
         EPS               $1.16    $1.38    $0.86      $1.38
         Range                                                   $1.58-1.73

Source - Company Annual 10-K for respective years

*  2005 Guidance.


                                  RehabCare(SM)
                      delivering the post-acute continuum

REHABCARE - PRIMED FOR GROWTH

   Several trends in RehabCare's favor
   o    New therapy recruiting and retention programs
   o    Target market strategy
   o 75% Rule implementation driving incremental revenue...creating turmoil and increasing demand in self-op hospitals
   o    Strong financial position                             [pic]